Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash	$ 2,696	$ 2,343
Investments, at fair value	584,828	514,052
Notes receivable from participants	2,858	2,729
Contribution receivable from employer, net of forfeitures	433	543
Total assets	590,815	519,667
Liabilities
Prefunded contributions	1,382	0
Total liabilities	1,382	0
Net assets available for benefits	$ 589,433	$ 519,667